Earnings Presentation January 24, 2022 NASDAQ: IBTX Exhibit 99.2

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended December 31, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 David R. Brooks Chairman of the Board and CEO, Director • 42 years in the financial services industry; 34 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 32 years in the financial services industry; 10 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant Daniel W. Brooks Vice Chairman, Director • 39 years in the financial services industry; 33 years at Independent Bank • Active in community banking since the early 1980s Today's Presenters

NASDAQ: IBTX 5 2021 Q4 Results GAAP $1.26 EPS $54.2 Million Net Income 1.11% Return on Average Assets 8.35% Return on Average Equity 13.67% Total Capital Ratio 8.80% Leverage Ratio Non-GAAP1 $1.28 Adj. EPS $55.0 Million Adj. Net Income 1.13% Adj. Return on Average Assets 8.48% Adj. Return on Average Equity 14.30% Return on Tangible Equity 8.53% TCE Highlights • Net income of $54.2 million, or $1.26 per diluted share and adjusted (non-GAAP) net income of $55.0 million, or $1.28 per diluted share • Organic loan growth of 11.2% annualized for the quarter (excluding warehouse and PPP) • Improved credit metrics with nonperforming asset ratio of 0.31% of total assets • Repurchased 201,326 shares of common stock for $14.0 million aggregate during the quarter • Solid capital levels with an estimated total capital ratio of 13.67%, leverage ratio of 8.80%, and (non-GAAP) tangible common equity (TCE) ratio of 8.53% 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

2021 Q4 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended				
Selected Balance Sheet Data	December 31, 2021	September 30, 2021	December 31, 2020	Linked Quarter Change	Annual Change
Total Assets	$ 18,732,648	$ 18,918,225	$ 17,753,476	(1.0)%	5.5 %
LHFI, Excluding Mortgage Warehouse Loans[1]	11,650,598	11,463,714	11,622,298	1.6 %	0.2 %
Mortgage Warehouse Loans	788,848	977,800	1,453,797	(19.3)%	(45.7)%
Total Deposits	15,553,908	15,524,182	14,398,927	0.2 %	8.0 %
Total Borrowings (Other Than Junior Subordinated Debentures)	433,371	631,697	687,175	(31.4)%	(36.9)%
Total Stockholders' Equity	2,576,650	2,566,693	2,515,371	0.4 %	2.4 %
Selected Earnings and Profitability Data					
Net Interest Income	$ 132,651	$ 128,645	$ 132,826	3.1 %	(0.1)%
Net Interest Margin	3.00 %	3.01 %	3.42 %	(0.3)%	(12.3)%
Adjusted Net Interest Margin[2]	3.00 %	3.01 %	3.40 %	(0.3)%	(11.8)%
Noninterest Income	$ 15,086	$ 16,896	$ 19,912	(10.7)%	(24.2)%
Noninterest Expense	79,908	80,572	75,227	(0.8)%	6.2 %
Net Income	54,187	52,340	58,274	3.5 %	(7.0)%
Adjusted Net Income[3]	54,995	52,570	58,007	4.6 %	(5.2)%
Basic EPS	1.26	1.22	1.35	3.3 %	(6.7)%
Adjusted Basic EPS[3]	1.28	1.22	1.34	4.9 %	(4.5)%
Diluted EPS	1.26	1.21	1.35	4.1 %	(6.7)%
Adjusted Diluted EPS[3]	1.28	1.22	1.34	4.9 %	(4.5)%
Return on Average Assets	1.11 %	1.11 %	1.34 %	— %	(17.2)%
Adjusted Return on Average Assets[3]	1.13 %	1.11 %	1.34 %	1.8 %	(15.7)%

[1]LHFI excludes mortgage warehouse purchase loans and includes SBA PPP loans of $112,128, $243,919 and $804,397, respectively. LHFI are shown at amortized cost at December 31, 2021 and September 30, 2021 and recorded investment at December 31, 2020.
[2]Prior to the adoption of CECL, excludes unexpected income recognized on credit impaired acquired loans of $579 for the quarter ended December 31, 2020.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX

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NASDAQ: IBTX 7 (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) Includes a $53,880 reduction to retained earnings due to the January 1, 2021 CECL adoption (3) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 7 Year Ending $23.76 $27.44 $28.99 $33.23 $35.25 Tangible Book Value (3) 2017 (1) 2018 2019 2020 2021 (2) Quarter Ending $33.23 $32.74 $33.98 $34.79 $35.25 Q4 2020 Q1 2021 (2) Q2 2021 Q3 2021 Q4 2021 Tangible Book Value Trends

NASDAQ: IBTX 8 Quarter Ending $132.2 $132.7 $19.8 $15.3 $74.8 $79.1 $3.1 $3.1 47.16% 51.33% Q4 2020 Q4 2021 Year Ending $499.6 $513.2 $520.3 $65.9 $79.7 $66.3 $272.7 $285.7 $312.0 $12.9 $12.7 $12.6 45.95% 46.04% 51.04% Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio 2019 2020 2021 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 8 $ in Millions Adjusted Efficiency Ratio Trends (1)

NASDAQ: IBTX 9 Total Loans by Year and Current Annual Trend ($ in Millions)(1) Quarter Ending $13,159 $12,472 Q4 2020 Q4 2021 (1) Includes loans held for sale 9 Year Ending $11,652 $13,159 $12,472 Organic Mortgage warehouse purchase loans PPP Loans Impact of Acquisitions 2019 2020 2021 5.2% Total Decrease (0.04% Increase, net PPP)2019 - 2021 CAGR 3.5% Loan Portfolio Growth

NASDAQ: IBTX 10 CRE 53.1% Mortgage Warehouse 6.3% 1-4 Family 10.7% 1-4 Family Construction 3.0% Consumer 0.7% C&I 15.9% Agricultural 0.8% Construction & Development 9.5% North Texas 40.1% Central Texas 12.7% Houston 23.1% Colorado 24.1% As of December 31, 2021: $11,651 Million LHFI 1 $789 Million Mortgage Warehouse 0.49% NPLs/LHFI 0.10% NCOs/Avg. Total Loans 2021 Q4 Annualized 259.35% Allowance/NPLs LOANS BY REGION (12/31/2021) Owner Occupied CRE 26.3% Non-Owner Occupied CRE 73.7% LOAN COMPOSITION (12/31/2021) 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.38% 2021 YTD Loan Yield

NASDAQ: IBTX 11 Land/Land Development 26.6% CRE Construction 54.3% SFR Construction 19.1% Retail 19.5% Office 19.9% Industrial 5.8% Hotel/Motel 4.4% Multifamily 16.2% Healthcare 8.9% Misc. CRE 25.3% Construction & Development As of December 31, 2021: $1.6 Billion C&D Portfolio Size 79% C&D / Bank Regulatory Capital 96.2% # Loans in IBTX Markets1 (Texas and Colorado) $1.9 Million Average Loan Size1 654 C&D Loans1 39.9% Owner Occupied C&D Loans1 CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (12/31/2021) C&D PORTFOLIO LOANS > $500 THOUSAND (12/31/2021) 1Loans > $500 thousand

NASDAQ: IBTX 12 Multifamily 8.8% Office and Office Warehouse 22.3% Retail 29.0% Hotel/Motel 4.7% Industrial 9.7% Daycare/School 3.2% Healthcare 5.4% Church 2.0% Convenience Store 3.1% Mini Storage 1.2% Restaurant 2.5% Miscellaneous 4.1% Mixed Use (Non-Retail) 1.4% Dealerships 1.3% RV & Mobile Home Parks 1.3% Commercial Real Estate CRE COMPOSITION (12/31/2021) As of December 31, 2021: $6.6 Billion CRE Loans 334% CRE / Regulatory Bank Capital $28.4 Million Largest CRE Loan Size $1.3 Million Average CRE Loan Size 26.3% Owner Occupied

NASDAQ: IBTX 13 Retail CRE & C&D As of December 31, 2021: $2.1 Billion Retail Loan Portfolio Size $28.4 Million Largest Retail Loan 1,039 Total Retail Loans 95.0% Loans in IBTX Markets (Texas and Colorado) $2.0 Million Average Loan Size 104 Number of Loans >$5MM $9.3 Million Avg. Size of Loans >$5MM Strip Center 71.2% Big Box 1.4% Mixed Use 12.8% Free Standing / Single Tenant 14.6% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 12/31/2021

NASDAQ: IBTX 14 Office Non-Owner Occupied 45.0% Office Owner Occupied 17.2% Office/Warehouse Non-Owner Occupied 24.7% Office/Warehouse Owner Occupied 13.1% Office CRE & C&D As of December 31, 2021: $1.6 Billion Total Office CRE $25.8 Million Largest Office Loan $1.1 Million Average Loan Size 30.3% Owner Occupied 37.8% Office/Warehouse OFFICE CRE COMPOSITION 12/31/2021

NASDAQ: IBTX 15 Hotel Loans by Property Location 50.7% 42.0% Texas Colorado Other Hotel & Motel As of December 31, 2021: $344.1 Million Hotel & Motel Loan Portfolio Size $5.0 Million Average Loan Size 57.4% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/ select service properties in our core markets across Texas and Colorado. Hotel Loans by Type 91.3% 8.7% CRE Construction & Development 7.3% Hotel Loans by Product Type 17.2% 72.5% 10.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 16 Energy Lending As of December 31, 2021: $342.8 Million Size of Energy Portfolio 95.8% / 4.2% E&P Loans / Services Loans 8.4% Energy ACL / Energy Loans 2.9% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $328.3 $14.5 E&P Services $ in millions

NASDAQ: IBTX 17 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.62% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.03% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.49% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.26% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.06% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Historically Strong Credit Culture Source: S&P Capital IQ. Note: Financial data as of and for the YTD period ended September 30, 2021 for U.S. and Texas banking industry aggregate data and December 31, 2021 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. NCOs / Average Total LoansNPLs / LHFI (1)

NASDAQ: IBTX 18 Quarter Ending $3,871 $(2,500) $(6,500) $— $— $3,542 $408 $3,916 $99 $2,997 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Year Ending $14,805 $42,993 $(9,000) $8,146 $6,634 $7,420 Provision expense Net charge-offs 2019 2020 2021 $ in Thousands 18 Provision & Charge-offs 0.07% 0.06%0.05% —% 0.10%0.11% 0.13%0.01% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized.

NASDAQ: IBTX 19 Period Ending $6,633 $7,738 $11,941 $14,399 $15,554 0.46% 0.83% 1.08% 0.59% 0.29% Deposits Average YTD Rate (1) 2017 2018 2019 2020 2021 Noninterest-Bearing Demand 32.6% Interest-Bearing Checking 29.8% Public Funds 12.5% Savings 4.9% CDs < $100k 1.1% CDs > $100k 3.1% IRAs 0.5% (1) Average rate for total deposits 19 2021 YTD Average Rate for Interest-bearing deposits: 0.42% Total cost of deposits QTD Q4 2021: 0.22% Deposit Mix & Pricing DEPOSIT MIX 12/31/2021 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 15.5% $ in Millions

NASDAQ: IBTX 20 Agency Securities 22.2% Mortgage-Backed Securities 45.8% Tax-Exempt Municipals 19.7% Taxable Municipals 1.8% Corporates 1.7% CRA 0.1% U.S. Treasury Securities 8.7% Securities Portfolio As of December 31, 2021: 1.87% QTD Yield 5.11 Duration in Years 10.7% of Total Assets $2.0 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 12/31/2021

NASDAQ: IBTX 21 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 11.14% 11.06% 11.12% 8.92% 9.57% 9.32% 9.12% 9.01% 9.03% 8.94% 8.80% 12.56% 12.58% 11.83% 13.32% 14.13% 14.23% 13.64% 13.67% 8.37% 9.24% 8.98% 8.60% 8.30% 8.45% 8.37% 8.53% 10.05% 10.41% 10.19% 10.74% 11.36% 11.55% 11.46% 11.52% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1 2021 Q2 2021 Q3 2021 Q4

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended December 31, 2021	September 30, 2021	December 31, 2020
Net Interest Income - Reported	(a)	$132,651	$128,645	$132,826
Unexpected income recognized on credit impaired acquired loans [1]		—	—	(579)
Adjusted Net Interest Income	(b)	132,651	128,645	132,247
Provision Expense - Reported	(c)	—	—	3,871
Noninterest Income - Reported	(d)	15,086	16,896	19,912
(Gain) loss on sale of loans		(30)	—	291
(Gain) loss on sale of other real estate		—	(63)	73
Gain on sale of securities available for sale		(13)	—	—
Loss (gain) on sale and disposal of premises and equipment		243	41	(59)
Recoveries on loans charged off prior to acquisition		(27)	(21)	(450)
Adjusted Noninterest Income	(e)	15,259	16,853	19,767
Noninterest Expense - Reported	(f)	79,908	80,572	75,227
Impairment of assets		—	(115)	—
COVID-19 expense		(614)	—	(61)
Acquisition expense		(225)	(214)	(326)
Adjusted Noninterest Expense	(g)	79,069	80,243	74,840
Income Tax Expense - Reported	(h)	13,642	12,629	15,366
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$54,187	$52,340	$58,274
Adjusted Net Income [2]	(b) - (c) + (e) - (g) = (j)	$54,995	$52,570	$58,007
Average shares for basic EPS	(k)	42,874,182	43,044,683	43,177,824
Average shares for diluted EPS	(l)	42,940,354	43,104,075	43,177,824
Reported Basic EPS	(i) / (k)	$1.26	$1.22	$1.35
Reported Diluted EPS	(i) / (l)	$1.26	$1.21	$1.35
Adjusted Basic EPS	(j) / (k)	$1.28	$1.22	$1.34
Adjusted Diluted EPS	(j) / (l)	$1.28	$1.22	$1.34
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,145	$3,145	$3,145
Reported Efficiency Ratio	(f - m) / (a + d)	51.96%	53.20%	47.19%
Adjusted Efficiency Ratio	(g - m) / (b + e)	51.33%	52.99%	47.16%
PROFITABILITY [3]				
Total Average Assets	(n)	$19,374,914	$18,766,344	$17,252,111
Total Average Stockholders Common Equity	(o)	$2,574,374	$2,563,986	$2,496,318
Total Average Tangible Common Equity [4]	(p)	$1,503,815	$1,490,259	$1,413,167
Reported Return on Average Assets	(i) / (n)	1.11%	1.11%	1.34%
Reported Return on Average Common Equity	(i) / (o)	8.35%	8.10%	9.29%
Reported Return on Average Common Tangible Equity	(i) / (p)	14.30%	13.93%	16.40%
Adjusted Return on Average Assets [5]	(j) / (n)	1.13%	1.11%	1.34%
Adjusted Return on Average Common Equity [5]	(j) / (o)	8.48%	8.13%	9.24%
Adjusted Return on Tangible Common Equity [5]	(j) / (p)	14.51%	14.00%	16.33%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Assumes an adjusted effective tax rate of 20.1%, 19.4% and 20.9% for the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, respectively.
(3) Annualized.
(4) Excludes average balance of goodwill and net other intangible assets.
(5) Calculated using adjusted net income.

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APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2021	2020	2019
Net Interest Income - Reported	(a)	$520,322	$516,446	$504,757
Unexpected income recognized on credit impaired acquired loans [1]		—	(3,209)	(5,120)
Adjusted Net Interest Income	(b)	520,322	513,237	499,637
Provision Expense - Reported	(c)	(9,000)	42,993	14,805
Noninterest Income - Reported	(d)	66,517	85,063	78,176
Gain on sale of loans		(56)	(356)	(6,779)
Gain on sale of branch		—	—	(1,549)
Gain on sale of trust business		—	—	(1,319)
(Gain) loss on sale of other real estate		(63)	36	(875)
Gain on sale of securities available for sale		(13)	(382)	(275)
Loss (gain) on sale and disposal of premises and equipment		304	(370)	585
Recoveries on loans charged off prior to acquisition		(381)	(4,312)	(2,101)
Adjusted Noninterest Income	(e)	66,308	79,679	65,863
Noninterest Expense - Reported	(f)	313,606	306,134	321,864
Separation expense		—	—	(3,421)
OREO impairment		—	(784)	(1,801)
Impairment of assets		(124)	(462)	(1,173)
COVID-19 expense		(614)	(1,915)	—
Acquisition expense		(900)	(17,294)	(42,744)
Adjusted Noninterest Expense	(g)	311,968	285,679	272,725
Income Tax Expense - Reported	(h)	57,483	51,173	53,528
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$224,750	$201,209	$192,736
Adjusted Net Income [2]	(b) - (c) + (e) - (g) = (j)	$225,893	$210,017	$219,582
Average shares for basic EPS	(k)	43,070,452	43,116,965	43,245,418
Average shares for diluted EPS	(l)	43,129,237	43,116,965	43,245,418
Reported Basic EPS	(i) / (k)	$5.22	$4.67	$4.46
Reported Diluted EPS	(i) / (l)	$5.21	$4.67	$4.46
Adjusted Basic EPS	(j) / (k)	$5.24	$4.87	$5.08
Adjusted Diluted EPS	(j) / (l)	$5.24	$4.87	$5.08
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$12,580	$12,671	$12,880
Reported Efficiency Ratio	(f - m) / (a + d)	51.30%	48.79%	53.01%
Adjusted Efficiency Ratio	(g - m) / (b + e)	51.04%	46.04%	45.95%
PROFITABILITY				
Total Average Assets	(n)	$18,558,168	$16,357,736	$14,555,315
Total Average Stockholders Common Equity	(o)	$2,536,658	$2,435,474	$2,267,103
Total Average Tangible Common Equity [3]	(p)	$1,461,400	$1,347,584	$1,164,915
Reported Return on Average Assets	(i) / (n)	1.21%	1.23%	1.32%
Reported Return on Average Common Equity	(i) / (o)	8.86%	8.26%	8.50%
Reported Return on Average Common Tangible Equity	(i) / (p)	15.38%	14.93%	16.55%
Adjusted Return on Average Assets [4]	(j) / (n)	1.22%	1.28%	1.51%
Adjusted Return on Average Common Equity [4]	(j) / (o)	8.91%	8.62%	9.69%
Adjusted Return on Tangible Common Equity [4]	(j) / (p)	15.46%	15.58%	18.85%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Assumes an adjusted effective tax rate of 20.5%, 21.0% and 19.7% for the years ended December 31, 2021, 2020 and 2019, respectively.
(3) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(4) Calculated using adjusted net income.

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24 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Tangible Common Equity Total common stockholders equity $2,576,650 $2,566,693 $2,542,885 $2,493,117 $2,515,371 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (75,490) (78,635) (81,780) (84,925) (88,070) Tangible Common Equity $1,507,139 $1,494,037 $1,467,084 $1,414,171 $1,433,280 Tangible Assets Total Assets $18,732,648 $18,918,225 $18,447,721 $18,115,336 $17,753,476 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (75,490) (78,635) (81,780) (84,925) (88,070) Tangible Assets $17,663,137 $17,845,569 $17,371,920 $17,036,390 $16,671,385 Common shares outstanding 42,756,234 42,941,715 43,180,607 43,193,257 43,137,104 Tangible Common Equity To Tangible Assets 8.53% 8.37% 8.45% 8.30% 8.60% Book value per common share $60.26 $59.77 $58.89 $57.72 $58.31 Tangible book value per common share $35.25 $34.79 $33.98 $32.74 $33.23

25 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Tangible Common Equity Total common stockholders equity $2,576,650 $2,515,371 $2,339,773 $1,606,433 $1,336,018 Adjustments: Goodwill (994,021) (994,021) (994,021) (721,797) (621,458) Other intangible assets, net (75,490) (88,070) (100,741) (45,042) (43,244) Tangible Common Equity $1,507,139 $1,433,280 $1,245,011 $839,594 $671,316 Tangible Assets Total Assets $18,732,648 $17,753,476 $14,958,207 $9,849,965 $8,684,463 Adjustments: Goodwill (994,021) (994,021) (994,021) (721,797) (621,458) Other intangible assets, net (75,490) (88,070) (100,741) (45,042) (43,244) Tangible Assets $17,663,137 $16,671,385 $13,863,445 $9,083,126 $8,019,761 Common shares outstanding 42,756,234 43,137,104 42,950,228 30,600,582 28,254,893 Tangible Common Equity To Tangible Assets 8.53% 8.60% 8.98% 9.24% 8.37% Book value per common share $60.26 $58.31 $54.48 $52.50 $47.28 Tangible book value per common share $35.25 $33.23 $28.99 $27.44 $23.76